September 8, 2006

Supplement

SUPPLEMENT DATED SEPTEMBER 8, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
CLASS X and CLASS Y
Dated May 1, 2006

The following disclosure hereby replaces the third paragraph in the section of the Statement of Additional Information titled ‘‘II. Description of the Fund and Its Investments and Risks — C. Investment Strategies and Risks — Forward Foreign Currency Exchange Contracts’’:

The Limited Duration Portfolio, the Global Dividend Growth Portfolio, the European Equity Portfolio, the Global Advantage Portfolio, the Aggressive Equity Portfolio, the High Yield Portfolio, the Income Plus Portfolio and the Strategist Portfolio also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the Portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolios may enter into ‘‘cross-currency’’ hedging transactions, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.